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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 27, 2004
                                                         ---------------

                             MALAN LIQUIDATING TRUST
             (Exact name of registrant as specified in its charter)

          Michigan                      1-13092               38-1841410
          --------                      -------               ----------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

         30200 Telegraph Road, Suite 105                        48025
             Bingham Farms, Michigan                            -----
             -----------------------
     (Address of principal executive offices)                 (Zip Code)

  Registrant's telephone number including area code:        (248) 644-7110
                                                            --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.      Other Events

On August 27, 2004 Malan Realty Investors, Inc. ("the Company") (formerly NYSE:
MAL) transferred its remaining assets to (and its remaining liabilities were assumed by) the Malan Liquidating Trust (the "Liquidating Trust"), a Delaware statutory trust formed by the Company, in accordance with the Company's Plan of Liquidation, which was approved by the Company's shareholders in August 2002. The last day of trading of the Company's common stock on the New York Stock Exchange was August 27, 2004, and the Company's stock transfer books were closed as of the close of business on such date.

The Company has filed a Form 15 with the Securities and Exchange Commission (the "Commission") to terminate the registration of the Company's common stock under the Securities Exchange Act of 1934 (the "Exchange Act") and the Company will cease filing reports under that act. The Liquidating Trust has requested, through the no-action letter process, that the Commission grant it relief from registration and reporting under the Exchange Act with respect to the beneficial interests in the Liquidating Trust. The Liquidating Trust has also filed a Form 15 with the Commission. However, the trustees of the Liquidating Trust will issue to the beneficiaries of the Liquidating Trust and file with the Commission annual reports on Form 10-K and current reports on Form 8-K.

The Company's Amended and Restated Liquidating Trust Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.







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Item 9.01.      Financial Statements and Exhibits

         (c)    Exhibits

                Exhibit 99.1 Amended and Restated Liquidating Trust Agreement dated as of August 27, 2004 by and among Malan Realty Investors, Inc., Jeffrey
                                D. Lewis , Jill Holup, and Edward J.
                                Russell, III not in their individual
                                capacities but solely as sponsor trustees of the Malan Liquidating Trust, and Wachovia Bank of Delaware, National Association not in its individual capacity but solely as Delaware Trustee of the Malan Liquidating Trust.*







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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MALAN LIQUIDATING TRUST


August 30, 2004                         By:    /s/ Jeffrey D. Lewis
                                           -------------------------------------
                                               Jeffrey D. Lewis
                                               Managing Trustee



















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